Exhibit 10.1

Execution Version

FIRST AMENDMENT

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of September 3, 2013

AMONG

OASIS PETROLEUM NORTH AMERICA LLC,

AS BORROWER,

THE GUARANTORS PARTY HERETO,

WELLS FARGO BANK, N.A.,

AS ADMINISTRATIVE AGENT,

AND

THE LENDERS PARTY HERETO

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”) dated as of September 3, 2013, is among OASIS PETROLEUM NORTH AMERICA LLC, a Delaware limited liability company (the “Borrower”); the Guarantors party hereto (the “Guarantors” and collectively with the Borrower, the “Obligors”); each of the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and WELLS FARGO BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

A. The Parent, OP LLC, the Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of April 5, 2013 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower, the Guarantors, the Administrative Agent and the Lenders desire to (i) amend certain provisions of the Credit Agreement as set forth herein, (ii) provide for an increase in the Borrowing Base to $1,500,000,000.00 and (iii) provide for an increase of the Aggregate Elected Commitment Amounts to $1,500,000,000.00, in each case to be effective as of the First Amendment Effective Date (as defined below).

C. The Borrower has requested that Capital One, National Association, Branch Banking and Trust Company, HSBC Bank USA, N.A., and Regions Bank (each a “New Lender” and, collectively, the “New Lenders”) become Lenders under the Credit Agreement with a Maximum Credit Amount and Elected Commitment in the amount as shown on Annex I to the Credit Agreement (as amended hereby).

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this First Amendment. Unless otherwise indicated, all section references in this First Amendment refer to sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.02.

(a) The definition of “Agreement” is hereby amended and restated as follows:

“Agreement” means this Second Amended and Restated Credit Agreement, as amended by the First Amendment and as the same may be further amended or supplemented from time to time.

(b) The definition of “Acquisition Properties” is hereby added where alphabetically appropriate to read as follows:

“Acquisition Properties” has the meaning assigned to such term in Section 2.07(e)(ii).

(c) The definition of “First Amendment” is hereby added where alphabetically appropriate to read as follows:

“First Amendment” means that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of September 3, 2013, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

2.2 Amendment to Section 2.07(e). Section 2.07(e) is hereby amended and restated in its entirety to read as follows:

(e) Reduction of Borrowing Base Upon Issuance of Senior Notes.

(i) Subject to Section 2.07(e)(ii) below, (x) if the Parent issues any Senior Notes during the period between Scheduled Redetermination dates or not in conjunction with an Interim Redetermination, then on the date on which such Senior Notes are issued, the Borrowing Base then in effect shall be reduced by an amount equal to the product of 0.25 multiplied by the stated principal amount of such Senior Notes, and (y) the Borrowing Base as so reduced shall become the new Borrowing Base immediately upon the date of such issuance, effective and applicable to the Borrower, the Agents, the Issuing Bank and the Lenders on such date until the next redetermination or modification thereof hereunder. For purposes of this Section 2.07(e), if any such Debt is issued at a discount or otherwise sold for less than “par”, the reduction shall be calculated based upon the stated principal amount without reference to such discount.

(ii) The Borrowing Base reduction provided for in Section 2.07(e)(i) shall not occur on the date such Senior Notes are issued if reasonably prior (and in any event, at least two Business Days prior) to the issuance of such Senior Notes:

(A) The Borrower delivers written notice to the Administrative Agent and the Lenders that the Credit Parties intend to issue such Senior Notes to finance all or a portion of (x) a recent acquisition of Oil and Gas Properties for which the acquired assets have not yet been included in the most recent redetermination of the Borrowing Base or (y) a contemplated acquisition of Oil and Gas Properties (such properties, the “Acquisition Properties”), which notice shall specify the contemplated principal amount of such Senior Notes and the targeted closing date of the issuance thereof;

(B) The Borrower delivers to the Administrative Agent and the Lenders a Reserve Report and such other Engineering Reports reasonably requested by the Administrative Agent in form and with an “as of” date reasonably satisfactory to the Administrative Agent which evaluates such Acquisition Properties; and

(C) The Borrower delivers to the Administrative Agent a certificate in form and substance reasonably acceptable to the Administrative Agent stating that the Borrower has a reasonable, good faith expectation that the value that the Lenders will attribute to such Acquisition Properties in the first redetermination of the Borrowing Base that becomes effective following the consummation of such contemplated (or recently completed) acquisition will be greater than or equal to 25% of the stated principal amount of such Senior Notes;

Provided, that:

(1) the Borrowing Base shall, subject to clauses (2) and (3) below, be redetermined giving pro forma effect to the acquisition of such Acquisition Properties in accordance with the procedures set forth in Section 2.07(c) for an Interim Redetermination, with such redetermined Borrowing Base to become effective upon the later to occur of (x) the date the Credit Parties acquire substantially all of such Acquisition Properties and (y) the date that is 30 days following the date on which the Lenders receive the applicable Engineering Reports pursuant to clause (B) above or, in either case, such date thereafter as reasonably practicable (provided that such redetermination shall not constitute a Scheduled Redetermination or an Interim Redetermination requested by the Borrower or the Majority Lenders);

(2) if (i) the Credit Parties do not acquire substantially all of such Acquisition Properties for any reason prior to the date that is 90 days following the Credit Parties’ issuance of such Senior Notes or (ii) any Credit Party knows with reasonable certainty that the Credit Parties will not acquire substantially all of such Acquisition Properties, then, subject to clause (3) below, the redetermination referred to in the foregoing clause (1) shall not be effective and the Borrowing Base shall be automatically reduced upon the earlier to occur of the events described in clauses (i) and (ii) in accordance with the procedures set forth in Section 2.07(e)(i) by an amount equal to 25% of the stated principal amount of such Senior Notes;

(3) if upon consummation of such acquisition, the Credit Parties acquire at least 85% but less than 95% of the total value of such Acquisition Properties (as reasonably determined by the Administrative Agent), (i) the Borrowing Base reduction provided for in the foregoing clause (2) shall not occur, (ii) the redetermination referred to in the foregoing clause (1) shall not be effective and (iii) the Borrowing Base shall be redetermined giving effect to the Acquisition Properties actually acquired by the Credit

Parties in accordance with the procedures set forth in Section 2.07(c) for an Interim Redetermination, with such redetermined Borrowing Base to become effective 15 days (or such longer period as is reasonably necessary) following the date on which such acquisition is consummated (provided that such redetermination shall not constitute a Scheduled Redetermination or an Interim Redetermination requested by the Borrower or the Majority Lenders), provided further, that this clause (3) shall only be given effect if the redetermination referred to in clause (1) resulted in a Proposed Borrowing Base greater than or equal to the Borrowing Base in effect immediately prior to such redetermination;

(4) the Borrower shall promptly (and in any event, within two Business Days) provide the Administrative Agent with written notice upon the Borrower knowing with reasonable certainty that the Credit Parties will not acquire substantially all of the Acquisition Properties;

(5) for purposes of the foregoing clauses (1) and (2), “substantially all of such Acquisition Properties” shall mean Oil and Gas Properties with a value (as reasonably determined by the Administrative Agent) of not less than 95% of the total value of all of such Acquisition Properties; and

(6) on the date that any such acquisition occurs, the Borrower shall deliver to the Administrative Agent a certificate certifying (w) that attached to such certificate are true, accurate and complete copies of the transaction documents evidencing and governing the acquisition of such Acquisition Properties, (x) that the Credit Parties have consummated such acquisition in accordance with the terms of such documents, (y) as to which Acquisition Properties have been acquired and which Acquisition Properties were not acquired, and (z) as to the final purchase price for the Acquisition Properties after giving effect to all adjustments thereto made at the closing of such acquisition (and specifying by category and amount each such adjustment).

2.3 Amendment to Section 8.01(r). Section 8.01(r) is hereby amended by deleting the reference to “Section 9.02(i)” and inserting in lieu thereof a reference to “Section 9.02(j)”.

2.4 Amendment to Section 9.02(j)(vii). Section 9.02(j)(vii) is hereby amended and restated in its entirety to read as follows:

(vii) such Senior Notes do not have any mandatory prepayment or redemption provisions (other than customary change of control or asset sale tender offer provisions) which would require a mandatory prepayment or redemption in priority to the Indebtedness; provided that if such Senior Notes are issued to finance all or a portion of a direct or indirect acquisition of Oil and Gas Properties, such Senior Notes may contain mandatory prepayment or redemption provisions providing for the repayment or redemption of such Senior Notes in the event that such acquisition is not consummated by a certain date in an amount not to exceed the principal amount of such Senior Notes and any accrued interest thereon through the prepayment or redemption date.

2.5 Amendment to Section 9.04(b). Section 9.04(b) is hereby amended by deleting the reference to “Section 9.02(i)” and inserting in lieu thereof a reference to “Section 9.02(j)”.

2.6 Replacement of Annex I. Annex I to the Credit Agreement is hereby replaced in its entirety with Annex I attached hereto and Annex I attached hereto shall be deemed to be attached as Annex I to the Credit Agreement. After giving effect to this First Amendment and any Borrowings made on the First Amendment Effective Date, (a) each Lender who holds Loans in an aggregate amount less than its Applicable Percentage (after giving effect to this First Amendment) of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Applicable Percentage of all Loans, (b) each Lender’s participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Applicable Percentage (after giving effect to this First Amendment), (c) such other adjustments shall be made as the Administrative Agent shall specify so that the Revolving Credit Exposure applicable to each Lender equals its Applicable Percentage (after giving effect to this First Amendment) of the aggregate Revolving Credit Exposure of all Lenders and (d) the Borrower shall be required to make any break-funding payments required under Section 5.02 of the Credit Agreement resulting from the Loans and adjustments described in this Section 2.6.

Section 3. Aggregate Elected Commitment Amounts. Pursuant to Section 2.06(c) of the Credit Agreement, the Aggregate Elected Commitment Amounts shall be increased to $1,500,000,000.00, effective as of the First Amendment Effective Date, and the Borrower and the Lenders agree and acknowledge that the Elected Commitment of each Lender shall be as more particularly set forth on Annex I attached hereto and that each Lender shall be deemed to have executed and delivered Exhibit G or Exhibit H, as applicable, attached to the Credit Agreement pursuant to the terms thereof.

Section 4. Borrowing Base Redetermination. For the period from and including the First Amendment Effective Date to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be equal to $1,500,000,000.00. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 8.13(c) or Section 9.12(d). For the avoidance of doubt, the redetermination herein shall constitute the October 1, 2013 Scheduled Redetermination and the next Scheduled Redetermination shall be the April 1, 2014 Scheduled Redetermination.

Section 5. New Lenders. Each New Lender hereby joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Credit Agreement as amended hereby as a Lender thereunder and under each and every other Loan Document to which any Lender is required to be bound by the Credit Agreement as amended hereby, to the same extent as if such New Lender were an original signatory thereto. Each New Lender hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as amended hereby as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. Each New Lender represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this First Amendment, to consummate the transactions contemplated hereby and to become a party to, and a Lender under, the Credit Agreement as amended hereby, (b) it has received a copy of the Credit Agreement and copies of the most recent financial statements delivered pursuant to Section 8.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this First Amendment and to become a Lender on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (c) from and after the First Amendment Effective Date, it shall be a party to and be bound by the provisions of the Credit Agreement as amended hereby and the other Loan Documents and have the rights and obligations of a Lender thereunder.

Section 6. Conditions Precedent. This First Amendment shall become effective as of the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “First Amendment Effective Date”):

6.1 The Administrative Agent shall have received from each of the Lenders (including the New Lenders), each Guarantor and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Person.

6.2 The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the date hereof, including, without limitation, the upfront fees described in Section 6.3.

6.3 Contemporaneously with the effectiveness of the increase of the Aggregate Elected Commitment Amounts contained in Section 3 hereof, the Borrower shall pay to the Administrative Agent, for the benefit of the Increasing Lenders (as defined below), upfront fees in an aggregate amount for each such Increasing Lender equal to 0.50% of the amount of such Increasing Lender’s Increased Elected Commitment (as defined below). As used herein, “Increasing Lender” means each Lender (including the New Lenders) whose Elected Commitment after giving effect to the increase to the Aggregate Elected Commitment Amounts pursuant to Section 3 exceeds such Lender’s Elected Commitment, if any, that was in effect immediately prior to giving effect to the increase to the Aggregate Elected Commitment Amounts pursuant to Section 3, and “Increased Elected Commitment” means the amount of such excess.

6.4 No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this First Amendment.

6.5 The Administrative Agent shall have received the most recently prepared Reserve Report for the Oil and Gas Properties of the Borrower and its Subsidiaries, prepared as of July 1, 2013.

6.6 The Administrative Agent shall have received title information as the Administrative Agent may reasonably require satisfactory to the Administrative Agent setting forth the status of title to at least 80% of the total value of the Oil and Gas Properties evaluated in the Reserve Report delivered pursuant to Section 6.5.

6.7 The Administrative Agent shall have received from the Borrower a duly executed and notarized amendment and/or supplement to each mortgage which shall be reasonably satisfactory to the Administrative Agent in form and substance. In connection therewith, the Administrative Agent shall be reasonably satisfied that the Security Instruments create first priority, perfected Liens (subject only to Excepted Liens identified in clauses (a) to (d) and (f) of the definition thereof, but subject to the provisos at the end of such definition) on at least 80% of the total value of the Oil and Gas Properties evaluated in the Reserve Report delivered pursuant to Section 6.5.

6.8 To the extent requested by a Lender (and to the extent such Lender’s Maximum Credit Amount is changing after giving effect to this First Amendment), the Administrative Agent shall have received duly executed Notes payable to each Lender in a principal amount equal to its Maximum Credit Amount dated as of the date hereof.

6.9 The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.

The Administrative Agent is hereby authorized and directed to declare this First Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 6 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 7. Miscellaneous.

7.1 Confirmation. The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.

7.2 No Waiver. Neither the execution by the Administrative Agent or the Lenders of this First Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist, which may have occurred prior to the date of the effectiveness of this First Amendment or which may occur in the future under the Credit Agreement and/or the other Loan Documents. Similarly, nothing contained in this First Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default, (b) except as expressly provided herein, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.

7.3 Ratification and Affirmation; Representations and Warranties. Each Obligor hereby (a) acknowledges the terms of this First Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

7.4 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

7.5 No Oral Agreement. This First Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

7.6 GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

7.7 Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

7.8 Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.9 Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

7.10 Loan Document. This First Amendment shall constitute a “Loan Document” under and as defined in Section 1.02 of the Credit Agreement.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

BORROWER:	OASIS PETROLEUM NORTH AMERICA LLC

	By:	/s/ Michael Lou
	Name:	Michael Lou
	Title:	Executive Vice President and Chief
Financial Officer

GUARANTORS:	OASIS PETROLEUM INC.
OASIS PETROLEUM LLC
OASIS PETROLEUM MARKETING LLC
OASIS WELL SERVICES LLC
OASIS MIDSTREAM SERVICES LLC

	By:	/s/ Michael Lou
	Name:	Michael Lou
	Title:	Executive Vice President and Chief
Financial Officer

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

(Oasis Petroleum North America LLC)

ADMINISTRATIVE AGENT
AND LENDER:	WELLS FARGO BANK, N.A.,
as Administrative Agent and as a Lender

	By:	/s/ Stephanie Harrell
	Name:	Stephanie Harrell
	Title:	Assistant Vice President

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

(Oasis Petroleum North America LLC)

LENDERS:	CITIBANK, N.A., as a Lender

	By:	/s/ Phil Ballard
	Name:	Phil Ballard
	Title:	Vice-President

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

(Oasis Petroleum North America LLC)

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Ryan Aman
Name:	Ryan Aman
Title:	Authorized Officer

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

(Oasis Petroleum North America LLC)

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Mark Lumpkin, Jr.
Name:	Mark Lumpkin, Jr.
Title:	Authorized Signatory

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

(Oasis Petroleum North America LLC)

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Nancy Mak
Name:	Nancy Mak
Title:	Senior Vice President

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

(Oasis Petroleum North America LLC)

COMPASS BANK, as a Lender

By:	/s/ Kathleen J. Bowen
Name:	Kathleen J. Bowen
Title:	Senior Vice President

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

(Oasis Petroleum North America LLC)

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY., as a Lender

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Managing Director

By:	/s/ Daria Mahoney
Name:	Daria Mahoney
Title:	Executive Director

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

(Oasis Petroleum North America LLC)

ING CAPITAL LLC, as a Lender

By:	/s/ Charles Hall
Name:	Charles Hall
Title:	Managing Director

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

(Oasis Petroleum North America LLC)

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:	/s/ Sanjay Remond
Name:	Sanjay Remond
Title:	Authorized Signatory

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

(Oasis Petroleum North America LLC)

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Joselin Fernandes
Name:	Joselin Fernandes
Title:	Associate Director
Banking Products Services, US

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director
Banking Products Services, US

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

(Oasis Petroleum North America LLC)

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mark E. Thompson
Name:	Mark E. Thompson
Title:	Senior Vice President

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

(Oasis Petroleum North America LLC)

AMEGY BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Thomas Kleiderer
Name:	Thomas Kleiderer
Title:	Vice President

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

(Oasis Petroleum North America LLC)

BOKF, NATIONAL ASSOCIATION DBA BANK OF TEXAS, as a Lender

By:	/s/ Mari Salazar
Name:	Mari Salazar
Title:	Senior Vice President

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

(Oasis Petroleum North America LLC)

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ James Giordano
Name:	James Giordano
Title:	Vice President

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

(Oasis Petroleum North America LLC)

COMERICA BANK, as a Lender

By:	/s/ Paul J. Edmonds
Name:	Paul J. Edmonds
Title:	Senior Vice President

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

(Oasis Petroleum North America LLC)

HSBC BANK USA, N.A., as a Lender

By:	/s/ Robert Wainwright
Name:	Robert Wainwright
Title:	Vice President

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

(Oasis Petroleum North America LLC)

REGIONS BANK, as a Lender

By:	/s/ Michael Kutcher
Name:	Michael Kutcher
Title:	Assistant Vice President

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

(Oasis Petroleum North America LLC)

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS AND ELECTED COMMITMENTS

Aggregate Maximum Credit Amounts and Aggregate Elected Commitment Amounts

Name of Lender	Applicable Percentage	Maximum Credit Amount	Elected Commitment

Wells Fargo Bank, N.A.	11.33333333%	$283,333,333.33	$170,000,000.00

Citibank, N.A.	10.00000000%	$250,000,000.00	$150,000,000.00

JPMorgan Chase Bank, N.A.	10.00000000%	$250,000,000.00	$150,000,000.00

Royal Bank of Canada	9.00000000%	$225,000,000.00	$135,000,000.00

Capital One, National Association	5.66666667%	$141,666,666.67	$85,000,000.00

Compass Bank	5.66666667%	$141,666,666.67	$85,000,000.00

Canadian Imperial Bank Of Commerce, New York Agency	5.66666667%	$141,666,666.67	$85,000,000.00

ING Capital LLC	5.66666667%	$141,666,666.67	$85,000,000.00

The Royal Bank of Scotland plc	5.66666667%	$141,666,666.67	$85,000,000.00

UBS Loan Finance LLC	5.66666667%	$141,666,666.67	$85,000,000.00

U.S. Bank National Association	5.66666667%	$141,666,666.67	$85,000,000.00

Amegy Bank National Association	3.33333333%	$83,333,333.33	$50,000,000.00

BOKF, National Association DBA Bank of Texas	3.33333333%	$83,333,333.33	$50,000,000.00

Branch Banking and Trust Company	3.33333333%	$83,333,333.33	$50,000,000.00

Comerica Bank	3.33333333%	$83,333,333.33	$50,000,000.00

HSBC Bank USA, N.A.	3.33333333%	$83,333,333.33	$50,000,000.00

Regions Bank	3.33333333%	$83,333,333.33	$50,000,000.00

TOTAL	100.00%	$2,500,000,000.00	$1,500,000,000.00